                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 2, 2007

                             MAYFLOWER BANCORP, INC.
                             -----------------------
             (Exact name of registrant as specified in its charter)

        MASSACHUSETTS                    000-52477           04-1618600
        -------------                    ---------           ----------
(State or other jurisdiction of         (Commission         (IRS Employer
 incorporation or organization)         File Number)         Identification No.)


30 SOUTH MAIN STREET, MIDDLEBORO, MASSACHUSETTS              02346
-----------------------------------------------              -----
 (Address of principal executive offices)                  (Zip Code)

       Registrant's telephone number, including area code: (508) 947-4343
                                                           --------------

                                 NOT APPLICABLE
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM  8.01  OTHER EVENTS
------------------------

      On July 2, 2007, Mayflower Bancorp, Inc. (the "Company") issued a press release announcing the approval of its stock repurchase program to acquire up to 104,792 shares, or 5%, of its outstanding common stock. For more information, reference is made to the Company's press release dated July 2, 2007, a copy of which is attached to this Report as Exhibit 99.1 and is furnished herewith.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS
--------------------------------------------

        (a)   Not applicable.


        (b)   Not applicable.


        (c)   Not applicable.


        (d)   The following exhibits are filed herewith:


              Exhibit 99.1   Press Release dated July 2, 2007

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       MAYFLOWER BANCORP, INC.
                                       -----------------------
                                       (Registrant)



Date: July 2, 2007                     By: /s/ Edward M. Pratt
                                           -------------------------------------
                                           Edward M. Pratt
                                           President and Chief Executive Officer